3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

March 31, 2015

Dear Investor:

The Sound Shore Fund’s Investor Class (ticker SSHFX) ended March 31, 2015 with a net asset value of $49.23 per share. The first quarter total return of 0.90% slightly lagged the Standard & Poor’s 500 Index (“S&P 500”) which rose 0.95% and outperformed the Dow Jones Industrial Average (“Dow Jones”) which rose 0.33%.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2015 were 8.88%, 13.96%, 7.95%, and 7.72%, respectively. As stated in the current prospectus, the Fund’s Investor Class total annual operating expense ratio (gross) is 0.93%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

US stocks achieved modest gains in the first quarter of 2015 despite currency and commodity volatility that continued from 2014. Foreign exchange markets in particular created an uncertain outlook for corporate earnings and left investors to debate the ultimate impact. However, while the appreciation of the US dollar has been notable for its speed, the currency’s value has actually just returned to its historic averages versus many currencies.

Sound Shore’s focus on company fundamentals incorporates the impact of macro-economic factors, currency among them, on our analysis of earnings and cash flow. We invest in stocks that are out of favor and trading at a discount to their historic norms, but have strong underlying businesses and managements driving long-term improvement in a wide range of economic scenarios.

Our investment in generic drug maker Hospira is a good example of the “time arbitrage” benefits from our longer term horizon. Hospira, which readers may also recall as a strong 2014 performer, was the first quarter’s best contributor after it agreed to be acquired by Pfizer. When we first invested in Hospira during early 2013, our research concluded that the 24-36 month earning power of its leading injectable franchise could be at least double then-depressed consensus forecasts. In addition, the company’s biosimilar product pipeline had significant option value not reflected in its below norm valuation on sales. Pfizer’s view of Hospira’s potential matched ours and we exited the position after the February sale announcement with a gain of over 90% since our initiation of the position.

Other strong first quarter contributors included health insurer Anthem and electronics manufacturer Flextronics. Both stocks are sector winners generating strong free cash and repurchasing between 5% and 10% of their shares outstanding.

Meanwhile, financial holding Bank of America was the quarter’s largest detractor as it fell 14%. After a strong 2014, Bank of America was held back by sluggish capital markets trading and low interest rates. Short term pressures notwithstanding, Bank of America trades for less than 10 times normalized earnings and has excess capital which can either be returned to shareholders or invested for growth. During the quarter we saw progress with management continuing to take excess cost out of the franchise and the company receiving Federal Reserve approval for larger share repurchase and dividends.

Consumer products maker Procter & Gamble and semiconductor equipment supplier Applied Materials also declined in the period as slower growth in international markets and the stronger dollar were perceived to pressure margins. Both holdings are attractive risk reward opportunities based upon their significant free cash and structural improvements via P&G’s portfolio rationalization and Applied’s pending acquisition of Tokyo Electron.

The S&P 500 forward P/E is 17 times, slightly above its long term average, although within its historic range given the interest rate environment. Even so, our valuation based, bottom up research process continues to surface opportunities where consensus expectations are low and companies are hard at work building value.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/15: Anthem, Inc.: 2.48%; Applied Materials, Inc.: 2.64%; Bank of America Corporation: 2.88%; Flextronics International, Ltd.: 2.59%; Hospira, Inc.: 0.00%; Pfizer, Inc.: 0.00%; Procter & Gamble Company: 2.50%; and Tokyo Electron: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 3/31/15 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2015 (Unaudited)

	Share Amount	Market Value
Common Stocks (94.7%)
Consumer Discretionary (10.0%)
CBS Corp., Class B	1,057,200	$64,098,036
Comcast Corp., Class A	1,074,200	60,660,074
Lowe’s Cos., Inc.	741,100	55,130,429
Time Warner, Inc.	721,400	60,915,016

		240,803,555

Consumer Staples (4.9%)
CVS Health Corp.	558,600	57,653,106
Procter & Gamble Co.	736,100	60,316,034

		117,969,140

Energy (2.9%)
BP PLC ADR	1,796,000	70,241,560

Financials (27.7%)
American International Group, Inc.	1,290,700	70,717,453
Aon PLC	730,700	70,234,884
Bank of America Corp.	4,516,500	69,508,935
Capital One Financial Corp.	877,900	69,196,078
CIT Group, Inc.	1,477,100	66,646,752
Citigroup, Inc.	1,357,100	69,917,792
Citizens Financial Group, Inc.	2,654,200	64,045,846
Invesco, Ltd.	1,689,200	67,044,348
Marsh & McLennan Cos., Inc.	1,084,500	60,829,605
Realogy Holdings Corp. †	1,355,100	61,629,948

		669,771,641

Health Care (10.7%)
Agilent Technologies, Inc.	1,359,600	56,491,380
Anthem, Inc.	387,900	59,895,639

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015 (Unaudited)

	Share Amount	Market Value
Health Care (Continued)
Sanofi SA ADR	1,373,900	$67,925,616
Thermo Fisher Scientific, Inc.	545,700	73,309,338

		257,621,973

Industrials (3.0%)
General Electric Co.	2,965,000	73,561,650

Information Technology (21.1%)
Applied Materials, Inc.	2,824,300	63,716,208
Flextronics International, Ltd. †	4,945,200	62,680,410
Google, Inc., Class A †	72,500	40,215,750
Google, Inc., Class C †	53,800	29,482,400
Keysight Technologies, Inc. †	1,642,700	61,026,305
Microsoft Corp.	1,582,700	64,344,669
Oracle Corp.	1,587,900	68,517,885
Qualcomm, Inc.	876,000	60,741,840
Texas Instruments, Inc.	1,062,900	60,781,936

		511,507,403

Materials (8.5%)
E.I. du Pont de Nemours & Co.	490,100	35,027,447
International Paper Co.	1,156,600	64,179,734
Owens-Illinois, Inc. †	2,264,800	52,815,136
Reliance Steel & Aluminum Co.	863,300	52,730,364

		204,752,681

Telecommunication Services (2.7%)
Vodafone Group PLC — ADR	1,972,700	64,467,836

Utilities (3.2%)
AES Corp.	6,122,200	78,670,270

Total Common Stocks (cost $1,693,664,159)		$2,289,367,709

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2015 (Unaudited)

	Share Amount	Market Value
Short-Term Investments (4.9%)
Money Market Fund (4.9%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	118,268,379	$118,268,379

Total Money Markets (cost $118,268,379)		$118,268,379

Total Investments (99.6%) (cost $1,811,932,538) *		$2,407,636,088
Other Assets less Liabilities (0.4%)		9,663,140

Net Assets (100.0%)		$2,417,299,228

†	Non-income producing security
(a)	Rate disclosed is as of March 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$644,166,588
Gross Unrealized Depreciation	(48,463,039)

Net Unrealized Appreciation	$595,703,549

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2015 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.    Security Valuation

Exchange-traded securities, including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2015 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2015:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$2,289,367,709	$—	$—	$2,289,367,709
Short-Term Investments	118,268,379	—	—	118,268,379

Total Investments	$2,407,636,088	$—	$—	$2,407,636,088

At March 31, 2015, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of March 31, 2015, based on the valuation input Levels on December 31, 2014.

b.    Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer Agent

SunGard Investor Services LLC

Columbus, Ohio

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-QR-0315

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2015